SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K
                          CURRENT REPORT
                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 18,
2002

                   D & E COMMUNICATIONS, INC.
      (Exact name of registrant as specified in its charter)

       Pennsylvania                 00-20709         23-2837108
State or other jurisdiction      (Commission       (IRS Employer
Of incorporation)                 File Number)      Ident. No.)

124 East Main Street, Ephrata, PA                       17560
(Address of principal executive office)               (Zip Code)

Registrant's telephone number, including area code
(717)733-4101

                                NA
  (Former name or former address, if changes since last report)



Item 5.  Other Events and Regulation FD Disclosure.

     On November 18, 2002, the Voting Trust Agreement dated November 19, 1992 with respect to shares of common stock of D&E Communications, Inc.(the "Company") was amended to extend the term of the Voting Trust Agreement to November 19, 2007. As of November 18, 2002, 2,582,194 shares, or 16.7% of the outstanding shares, of common stock of the Company were held by the voting trust. The trustees of the voting trust are Anne Brossman Sweigart, Robert M. Lauman, W. Garth Sprecher, Ronald E. Frisbee and John Amos.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              The following exhibits are filed herewith:

Exhibit
 Number   Description

    9.1   Amendment to the Voting Trust Agreement



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             D & E COMMUNICATIONS, INC.


                             By:/s/ W. Garth Sprecher
                                 W. Garth Sprecher,
                                 Vice President and Secretary

Dated: November 19, 2002